The Federal Statutory Income Tax Rate Differs From Our Effective Tax Rate (Detail) (USD $) In Thousands, unless otherwise specified	12 Months Ended
	Dec. 31, 2012	Dec. 31, 2011
Provision for federal income taxes expected at 34% statutory rate	$ (18,083)	$ (13)
Tax on global activities	38	(29)
State income taxes, less federal income tax benefit	(518)	15
Change in valuation account	0	(188)
Goodwill impairment loss	15,615	0
Prior year true up	(33)	(141)
Other	12	(9)
Benefit from income taxes	$ (2,969)	$ (365)